SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 8, 2003

VARIFLEX, INC

(Exact name of registrant as specified in charter)

Delaware	0-24338	95-3164466
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5152 North Commerce Ave

Moorpark, California 93021

(Address of principal executive offices)

(805) 523-0322

(Registrant’s telephone number, including area code)

NO CHANGE

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On October 8, 2003, Variflex, Inc issued a press release setting forth its results for its fiscal year and fourth fiscal quarter ended July, 31, 2003. A copy of this press release is furnished herewith as Exhibit 99.1.

Exhibit Index

99.1	Press release dated October 8, 2003

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARIFLEX, INC

Date: October 8, 2003	By:	/s/ PETAR KATURICH

	Name:	Petar Katurich
	Title:	Chief Financial Officer